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                        VERTEX COMMUNICATIONS CORPORATION

                                  EXHIBIT 10.25
                                       TO
                           ANNUAL REPORT ON FORM 10-K
                     For Fiscal Year ended September 30,1998

                    MANAGEMENT INCENTIVE COMPENSATION PLAN OF
     VERTEX COMMUNICATIONS CORPORATION, ITS SUBSIDIARIES AND ITS DIVISIONS,
                             AS AMENDED AND RESTATED

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                                                                   EXHIBIT 10.25

                     MANAGEMENT INCENTIVE COMPENSATION PLAN
                                       OF
                        VERTEX COMMUNICATIONS CORPORATION
               (AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 1998)


         1. PURPOSE OF PLAN. This Management Incentive Compensation Plan is intended to attract and retain key employees of outstanding competence and to promote the growth and development of the Company by providing incentive compensation as a reward to those officers, managers, and other key employees of the Company or a Business Unit (as hereinafter defined) who contribute by their ability, industry, productivity, and ingenuity to the management, development, and successful operations of the Company.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall have the ascribed meanings unless otherwise clearly apparent from the context:

                  "Annual Operating Plan" (AOP) - shall mean the projected plan of operations of the Company or each of its Business Units, as applicable, as approved by the Board of Directors for a designated Fiscal Year.

                  "Annual Performance Objectives" - shall mean the financial objectives of the Company or each Business Unit, respectively, which the Compensation Committee shall promulgate and define as applicable for each Fiscal Year relative to various degrees of achievement of Awards under the Plan at various levels of Net Income After Tax achieved by the Company for such Fiscal Year and various levels of Pretax Income for each Business Unit, respectively, for such Fiscal Year and such other measurements of financial accomplishment of the Company and each respective Business Unit as it shall in its sole discretion authorize and approve as conditions precedent to full realization by Participants of Awards under the Plan, which Annual Performance Objectives shall be communicated annually to all Participants in the Plan.

                  "Award" - shall mean a cash distribution to be made to a Participant for a Fiscal Year as determined in accordance with the provisions of the Plan.

                  "Board of Directors" - shall mean the Board of Directors of Vertex Communications Corporation.

VERTEX COMMUNICATIONS CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN                                   PAGE 1

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                                                                   EXHIBIT 10.25

                  "Business Unit" - shall mean any Subsidiary, Division, or Group of the Company to which this Plan shall hereafter become applicable by action of the Board of Directors or as otherwise required by applicable law.

                  "Company" - shall mean Vertex Communications Corporation.

                  "Compensation Committee" - shall mean the Compensation Committee of the Board of Directors.

                  "Division" - shall mean any Division of the Company, including Vertex Antenna Products Division, Vertex Control Systems Division, Vertex Special Projects Division, and any other Division of the Company to which this Plan may hereafter become applicable by action of the Board of Directors.

                  "Employee" - shall mean a person who is in the regular full-time employment of the Company or one of its Business Units as determined by the personnel policies and practices of the Company or Business Unit, respectively.

                  "Fiscal Year" - shall mean the taxable year of the Company and its Business Units, as applicable, ending September 30.

                  "Group" - shall mean any separate Group within the Company that is not defined as a Division or Subsidiary, including Vertex Antenna Group, Vertex Antenna Group Marketing, Vertex Business Development Group, Vertex Electronics Group, and any other Group to which this Plan may hereafter become applicable by action of the Board of Directors.

                  "Net Income After Tax" - shall mean for each Fiscal Year the net income of the Company after federal and state taxes determined in accordance with generally accepted accounting principles consistently applied and as approved by the independent public accountants who have examined the financial accounts and records of the Company for such Fiscal Year; provided, however, that any such determination of the Net Income After Tax shall be adjusted to include the effect of the amount of any Award paid or to be paid to a Participant pursuant to the Plan.

VERTEX COMMUNICATIONS CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN                                   PAGE 2

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                                                                   EXHIBIT 10.25

                  "Participant" - shall mean any Employee who is eligible to receive an Award during a Fiscal Year, as designated and approved for such Fiscal Year by the Compensation Committee.

                  "Plan" - shall mean the Management Incentive Compensation Plan of the Company and its Business Units, as amended and restated, effective as of October 1, 1998.

                  "Pretax Income" - shall mean for each Fiscal Year the net income of each Business Unit, as applicable, before federal and state taxes determined in accordance with generally accepted accounting principles consistently applied and as approved by the independent public accountants who have examined the financial accounts and records of the Company and each of its Business Units for such Fiscal Year; provided, however, that such Pretax Income determination shall be adjusted to include the effect of the amount of any Award paid or to be paid to a Participant pursuant to the Plan.

                  "Projected Net Income After Tax" - shall mean for each Fiscal Year the level of Net Income After Tax projected and approved by the Board of Directors to be achieved by the Company for such Fiscal Year pursuant to the Annual Operating Plan for such Fiscal Year.

                  "Projected Pretax Income" - shall mean for each Fiscal Year the level of Pretax Income projected and approved by the Board of Directors to be achieved by each Business Unit, respectively, for such Fiscal Year pursuant to the Annual Operating Plan as related to the appropriate Business Group for such Fiscal Year.

                  "Subsidiary" - shall mean any Subsidiary of Vertex Communications Corporation, including Vertex Microwave Products, Inc., Vertex Electronic Products, Inc., Vertex-New Mexico, Inc.; Vertex Satcom Systems, Inc., Vertex Antenna Systems, L.L.C., Vertex Antennentechnik, GmbH, or any other Subsidiary which may hereafter adopt the Plan.

                  "Target Bonus Fund" - shall mean the target fund established from time to time by the Board of Directors to fund the payment of the Awards for a designated Fiscal Year hereunder.

VERTEX COMMUNICATIONS CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN                                   PAGE 3

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                                                                   EXHIBIT 10.25

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee appointed by the Board of Directors. The Compensation Committee shall consist of not less than two (2) members of the Board of Directors. The Board of Directors may from time to time appoint members of the Compensation Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Compensation Committee. The Compensation Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable.

                  A majority of the members of the Compensation Committee shall constitute a quorum. All action of the Compensation Committee shall be taken by a majority of its members. Any action may be taken by written instrument signed by a majority of the members, and any action so taken shall be deemed fully as effective as if it had been taken by a vote of the majority of the members at the meeting duly called and held. The Compensation Committee may appoint a Secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                  The Compensation Committee shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan. No member of the Board of Directors or the Compensation Committee shall be liable for any action or determination made in good faith with respect to the Plan.

                  All determinations, decisions, and directions made or given by the Board of Directors or the Compensation Committee under the Plan shall be final and conclusive. The decision of the Board of Directors or the Compensation Committee on any question concerning or involving the interpretation or administration of the Plan shall be final and conclusive, and no provision of the Plan shall be deemed to give any Employee, his/her legal representative or assigns, any right to participate in the Plan, except to

VERTEX COMMUNICATIONS CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN                                   PAGE 4

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                                                                   EXHIBIT 10.25

such extent, if any, as the Compensation Committee may have determined or approved pursuant to the provisions of the Plan.

         4. PARTICIPATION IN THE PLAN. During the existence of the Plan, the Compensation Committee shall designate for each Fiscal Year the Employees eligible to participate in the Plan for such Fiscal Year. The Compensation Committee shall give consideration to the recommendations and suggestions submitted to it by officers, managers, and department heads of the Company and its respective Business Units with respect to Employees who are mainly responsible in an executive, administrative, professional, technical, or advisory capacity for the management of the operations of the Company or its respective Business Units.

         5. DETERMINATION OF INCENTIVE COMPENSATION. Prior to the commencement of each Fiscal Year, the Board of Directors shall determine the Target Bonus Fund that will be available for payment of Awards for such Fiscal Year, subject to the achievement and satisfaction of certain Annual Performance Objectives by the Company and its Business Units, respectively, for such Fiscal Year. Within thirty (30) days thereafter, the Compensation Committee in its discretion shall determine the amount of the targeted Award for each of the Participants in the Plan for such Fiscal Year by determining the share of the Target Bonus Fund that each Participant will be eligible to receive for such Fiscal Year, subject to the terms of the Plan, including without limitation, compliance and satisfaction by the Company and each Business Unit, respectively, with the Annual Performance Objectives established by the Compensation Committee for such Fiscal Year and set forth in comprehensive written memoranda to the Participants of the Plan for such Fiscal Year. The payment schedule will be delineated annually by the Compensation Committee in a memorandum from the Chairman of the Compensation Committee as soon as practical after the determination thereof. Each Participant shall be notified of his/her selection to participate in the Plan and the share of such Participant in and to the Target Bonus Fund for such Fiscal Year, including the Annual Performance Objectives applicable for such Fiscal Year.

VERTEX COMMUNICATIONS CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN                                   PAGE 5

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                                                                   EXHIBIT 10.25

         6. AWARD OF INCENTIVE COMPENSATION. Within forty-five (45) days after completion of the Company's Fiscal Year, the Compensation Committee shall determine the amount of the Award to be paid to each Participant for such Fiscal Year. The amount of the Award of each Participant for each Fiscal Year shall be determined by measuring (i) the actual Net Income After Tax achieved for such Fiscal Year by the Company and actual Pretax Income achieved by each respective Business Unit compared to the Projected Net Income After Tax for the Company and Projected Pretax Income for each Business Unit, respectively, as reflected in the applicable Annual Operating Plan for such Fiscal Year and (ii) the degree of accomplishment by the Company and its Business Units, respectively, of the Annual Performance Objectives for such Fiscal Year set forth in the comprehensive memoranda to Plan Participants referred to in Section 5 hereof as related to the projected objectives contained in the applicable Annual Operating Plan for such Fiscal Year. The amount of each Award thus determined shall be distributed by the Company to the Participants as soon as practical after the determination thereof. Unless the Participant has filed with the Company or applicable Business Unit written instructions to the contrary, any Award payable with respect to a deceased Participant shall be paid to such Participant's surviving spouse, if any; otherwise, such Award shall be paid to such Participant's estate.

         7. ELIGIBILITY FOR INCENTIVE COMPENSATION; PRORATION FOR LEAVES OF ABSENCE. An Employee shall be eligible for and shall receive the full amount of his/her Award for a Fiscal Year, provided such Employee remains in the continuous, active employment of the Company or Business Unit, as applicable, for such entire Fiscal Year. A Participant who has taken one or more authorized leaves of absence lasting, in the aggregate, for four or more weeks during the Fiscal Year will receive a prorated share of his/her Award reflecting the time away from work. An Employee whose employment terminates for any reason before the end of the Fiscal Year is not eligible for participation in the Plan, and shall not be entitled to any Award for such Fiscal Year. Notwithstanding the preceding, in the event of termination of employment before the end of the Fiscal Year by reason of the retirement of a Participant pursuant to the terms of an

VERTEX COMMUNICATIONS CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN                                   PAGE 6

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                                                                   EXHIBIT 10.25

applicable retirement or savings plan, or the death of such Employee, the Compensation Committee shall have the power and authority to determine whether an Award should be paid to such Employee for such Fiscal Year. The determination of the Compensation Committee in the exercise of such power and authority in its sole discretion shall be final and binding upon each Employee and anyone claiming by or through such Employee.

         8. AMENDMENT OR TERMINATION. The Board of Directors may, from time to time, amend, modify, change, suspend, or terminate, in whole or in part, any or all of the provisions of the Plan, except that:

                  (a) No amendment, modification, change, suspension, or termination may affect any right of any Participant to receive Awards made to such Participant prior to the effective date of such amendment, modification, change, suspension, or termination; and,

                  (b) No amendment, modification, or change may withdraw the obligation and right of interpretation and administration of the Plan from the Compensation Committee.

         9. NO RIGHT TO EMPLOYMENT. Nothing in the Plan shall be deemed to give any Employee or his/her legal representative or assigns, or any other person or entity claiming under or though the Employee, any contract or other right to participate in the benefits of the Plan other than as expressly set forth herein. Nothing in the Plan shall be construed as constituting a commitment, guarantee, agreement, or understanding of any kind or nature that the Company or any of its Business Units will continue to employ any individual (whether or not an Employee or a Participant); nor shall the Plan affect in any way the right of the Company or any Business Unit, as applicable, to terminate the employment of any individual (whether or not an Employee or a Participant) at any time.

         10. INDEMNIFICATION OF COMPENSATION COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board of Directors or as members of the Compensation Committee, the members of the Compensation Committee shall be indemnified by the

VERTEX COMMUNICATIONS CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN                                   PAGE 7

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                                                                   EXHIBIT 10.25

Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceedings, or in connection with any appeal thereof, to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceedings, except in relation to matters as to which it shall be adjudged in such action, suit, or proceedings that such Compensation Committee member is liable for negligence or misconduct in the performance of his/her duties, provided that within thirty (30) days after institution of any such action, suit, or proceedings a Compensation Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

         11. ADOPTION BY BUSINESS UNITS. This Plan may be adopted by each Business Unit, as appropriate, by such action as is required to effectively approve the application of the Plan to such Business Unit.

         12. EFFECTIVE DATE AND TERM. This Plan (as hereby amended and restated) supersedes all prior management incentive compensation plans applicable to the Company or any of its Business Units, effective as of October 1, 1998, and shall remain in effect until terminated or otherwise amended or modified by the Company.

         Executed this 19th day of October, 1998, effective, however, as of October 1, 1998.

VERTEX COMMUNICATIONS CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN                                   PAGE 8

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                                                                   EXHIBIT 10.25

                                           VERTEX COMMUNICATIONS CORPORATION


                                           By: /s/ J. Rex Vardeman
                                              ------------------------------
                                               J. REX VARDEMAN, President
ATTEST:



By: /s/ Joe A. Ylitalo
   ----------------------------
    JOE A. YLITALO, Secretary




VERTEX COMMUNICATIONS CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN                                   PAGE 9